Filed pursuant to Rule 497(e)

Registration Nos. 333-285633; 811-24061

Portfolio Building Block European Banks Index ETF (PBEU)

Portfolio Building Block World Pharma and Biotech Index ETF (PBPH)

Portfolio Building Block Integrated Oil and Gas and Exploration and Production Index ETF (PBOG)

(the “Funds”)

Each listed on The Nasdaq Stock Market, LLC

January 23, 2026

Supplement to the

Statement of Additional Information (“SAI”),

dated December 17, 2025

Effective immediately, all references to each Fund’s 4:30 p.m. Eastern start time for accepting next Business Day orders (“Future Dated Trades”) as disclosed in the section of the SAI titled “Purchase and Redemption of Shares in Creation Units” are changed to 4:00 p.m. Eastern time.

Effective immediately, the Funds’ “Fixed Creation Transaction Fee” and “Fixed Redemption Transaction Fee,” as disclosed in the section of the SAI titled “Purchase and Redemption of Shares in Creation Units,” are each changed to $750. Accordingly, effective immediately, all references to these fees in the SAI are updated to reflect this change to $750.

Please retain this Supplement for future reference.